                                                                    Exhibit 99.1


                       HAIGHTS CROSS COMMUNICATIONS, INC.
      PRO FORMA STATEMENTS OF OPERATIONS AND SEGMENT FINANCIAL INFORMATION

      For informational purposes, Haights Cross Communications, Inc. (the "Company") has prepared unaudited pro forma consolidated statements of operations and pro forma segment financial information for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and for the year ended December 31, 2004. The Company has also prepared unaudited consolidated statement of operations and segment financial information for the quarter ended March 31, 2005. The pro forma information is presented as if the Company's acquisitions of Buckle Down Publishing Company (which the Company acquired on April 15, 2004 as previously disclosed by the Company) and Options Publishing, Inc. (which the Company acquired on December 3, 2004 as previously disclosed by the Company) had occurred on January 1, 2004. The Company has restated the prior period segment information to conform to the Company's reorganized segment presentation, which was described in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

      In April 2004, the Company acquired certain assets and assumed certain liabilities of Buckle Down Publishing which has been reported using the purchase method of accounting in the Test-prep and Intervention segment since acquisition. Buckle Down is a state test preparation publisher. It's primary product line is Buckle Down, a series of books written to and reviewing the state educational standards assessed on high-stakes state tests. Buckle Down products are developed to specific state standards. The Company acquired Buckle Down to compliment and expand its growing Test-prep and Intervention segment which provides test-preparation materials to the supplemental education market. The net cost was $26.3 million, consisting of consideration paid to the seller in the form of $24.1 million cash and 3,500 shares of newly authorized Series C preferred stock with a face amount of $1,000 per share and a cumulative 5% per year dividend compounded quarterly with a discounted value of $1.1 million and transaction costs of $1.1 million. This consideration exceeded the fair value of net assets acquired, resulted in goodwill of approximately $11.7 million. The acquisition price was subject to a working capital adjustment which was settled for $0.1 million during the fiscal year 2004 which is included in the net cost of $26.3 million.

      In December 2004, the Company acquired certain assets and assumed certain liabilities of Options Publishing, Inc. which has been reported using the purchase method of accounting in the Test-prep and Intervention segment since acquisition. Options Publishing, Inc. develops and creates proprietary supplemental, instructional materials with the focus on students in kindergarten through grade eight, who need more help after using textbooks. The curriculum areas of reading, writing, math, science, parent involvement intervention and assessment are covered in depth. Options Publishing, Inc. products complement the Company's growing Test-prep and Intervention product lines. The net cost was $52.8 million, consisting of consideration paid to the seller of $51.8 million less cash received of $0.4 million and transaction costs of $1.4 million which exceeded the fair value of net assets acquired, resulting in goodwill of approximately $28.7 million.

      Buckle Down Publishing Company and Options Publishing, Inc. are both included within our Test-prep and Intervention segment in the pro forma segment financial information.

      The pro forma consolidated statements of operations and segment financial information do not represent what our results of operations would have been assuming the acquisitions had been completed on January 1, 2004, nor do they project our results of operations at any future date or for any future period. These pro forma consolidated statements of operations and segment financial information should be read in conjunction with our audited and unaudited consolidated financial statements, the notes to these audited and unaudited consolidated financial statements and "Management's Discussion of Financial Condition and Results of Operations" appearing in our quarterly and annual filings with the Securities and Exchange Commission.

     In the accompanied financial statements, "EBITDA" is defined as income before interest, taxes, depreciation, amortization, discontinued operations and cumulative effect of a change in accounting for goodwill. EBITDA is not a measurement of operating performance calculated in accordance with generally accepted accounting principles and should not be considered a substitute for operating income, net income (loss), cash flows, consolidated statements of operations or consolidated balance sheets prepared in accordance with GAAP. In addition, because EBITDA is not defined consistently by all companies, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. However, we believe EBITDA is relevant and useful to investors because (a) it provides an alternative measurement to operating income that takes into account certain relevant adjustments that are specific to publishing companies and (b) it is used by our management to evaluate our ability to service our debt and along with other data, as an internal measure for setting budgets and awarding incentive compensation. "Adjusted EBITDA" is defined as EBITDA, adjusted to remove certain non-recurring charges. The accompanying financial information includes schedules that reconcile net loss or operating income/(loss) to EBITDA and Adjusted EBITDA.

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED MARCH 31, 2004
(IN THOUSANDS)


                                                     CONSOLIDATED                                                 CONSOLIDATED
                                                     HAIGHTS CROSS         BUCKLE DOWN           OPTIONS           PRO FORMA
                                                  COMMUNICATIONS, INC.  PUBLISHING COMPANY   PUBLISHING, INC.     HAIGHTS CROSS
                                                          (a)              PRO FORMA (b)      PRO FORMA (c)    COMMUNICATIONS, INC.
                                                          ---              -------------      --------------   --------------------
Revenue                                                $ 39,563             $  2,418            $  4,479            $ 46,460

Costs and expenses:
Cost of goods sold                                       11,972                  561                 834              13,367
Marketing and sales                                       9,084                  584               1,448              11,116
Fulfillment and distribution                              3,061                  257                 218               3,536
General and administrative                                5,501                  273                 255               6,029
Amortization of pre-publication costs                     2,594                  464                 363               3,421
Depreciation and amortization of property
  and equipment                                             581                  258                  26                 865
Amortization of intangibles                                  --                  171                 366                 537
                                                       --------             --------            --------            --------
Total costs and expenses                                 32,793                2,568               3,510              38,871
                                                       --------             --------            --------            --------
Income(loss) from operations                              6,770                 (150)                969               7,589

Other (income)/expense:
Interest expense                                         11,417                   39               1,632              13,088
Interest income                                            (134)                  49                  85                  --
Amortization of deferred financing costs                    798                   --                  --                 798
Other                                                         3                   (4)                (16)                (17)
                                                       --------             --------            --------            --------
Total other expense                                      12,084                   84               1,701              13,869
                                                       --------             --------            --------            --------
Loss before taxes                                        (5,314)                (234)               (732)             (6,280)
                                                       --------             --------            --------            --------
Net loss                                               $ (5,314)            $   (234)           $   (732)           $ (6,280)
                                                       ========             ========            ========            ========

RECONCILIATION OF NET LOSS TO EBITDA
Net loss                                               $ (5,314)            $   (234)           $   (732)           $ (6,280)
Interest expense and other                               12,084                   84               1,701              13,869
                                                       --------             --------            --------            --------
Income (loss) from operations                             6,770                 (150)                969               7,589
Amortization of pre-publication costs                     2,594                  464                 363               3,421
Depreciation and amortization of property
  and equipment                                             581                  258                  26                 865
Amortization of intangibles                                  --                  171                 366                 537
                                                       --------             --------            --------            --------
   EBITDA                                                 9,945                  743               1,724              12,412
Restructuring and related costs                             517                   --                  --                 517
                                                       --------             --------            --------            --------
   Adjusted EBITDA                                     $ 10,462             $    743            $  1,724            $ 12,929
                                                       ========             ========            ========            ========

(a)   Reflects our consolidated statements of operations

(b) Reflects the statement of operations of Buckle Down Publishing Company prior to its acquisition on April 15, 2004. Certain balances have been reclassified to conform to our presentation.

(c) Reflects the statement of operations of Options Publishing, Inc. prior to its acquisition on December 3, 2004. Certain balances have been reclassified to conform to our presentation.

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY PRO FORMA SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED MARCH 31, 2005
(IN THOUSANDS)

                                              K-12
                                          SUPPLEMENTAL   TEST-PREP AND                MEDICAL
                                           EDUCATION      INTERVENTION    LIBRARY    EDUCATION    CORPORATE    CONSOLIDATED
                                           ---------      ------------    -------    ---------    ---------    ------------

Revenue                                     $11,153          $14,814      $16,606      $ 3,887      $    --       $46,460
Cost of goods sold                            2,836            2,988        6,441        1,102           --        13,367
Marketing and sales                           3,206            3,739        2,887        1,284           --        11,116
Fulfillment and distribution                  1,139              941        1,046          410           --         3,536
General and administrative                    1,516            1,650        1,343          550          970         6,029
Amortization of pre-publication costs         1,247            1,268          811           95           --         3,421
Depreciation expense                            206              306          172          124           57           865
Amortization of intangibles                      --              537           --           --           --           537
                                            -------          -------      -------      -------      -------       -------
Income (loss) from operations               $ 1,003          $ 3,385      $ 3,906      $   322      $(1,027)      $ 7,589
                                            =======          =======      =======      =======      =======       =======

RECONCILIATION OF OPERATING INCOME
TO EBITDA

Income (loss) from operations               $ 1,003          $ 3,385      $ 3,906      $   322      $(1,027)      $ 7,589
Amortization of pre-publication costs         1,247            1,268          811           95           --         3,421
Depreciation expense                            206              306          172          124           57           865
Amortization of intangibles                      --              537           --           --           --           537
                                            -------          -------      -------      -------      -------       -------
EBITDA                                        2,456            5,496        4,889          541         (970)       12,412
Chelsea House inventory impairment               --               --           --           --           --            --
Restructuring & related costs                   369               --          148           --           --           517
                                            -------          -------      -------      -------      -------       -------
Adjusted EBITDA                             $ 2,825          $ 5,496      $ 5,037      $   541      $  (970)      $12,929
                                            =======          =======      =======      =======      =======       =======

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED JUNE 30, 2004
(IN THOUSANDS)


                                                     CONSOLIDATED                                                 CONSOLIDATED
                                                     HAIGHTS CROSS         BUCKLE DOWN           OPTIONS           PRO FORMA
                                                  COMMUNICATIONS, INC.  PUBLISHING COMPANY   PUBLISHING, INC.     HAIGHTS CROSS
                                                          (a)              PRO FORMA (b)      PRO FORMA (c)    COMMUNICATIONS, INC.
                                                          ---              -------------      --------------   --------------------
Revenue                                                $ 50,892             $    303            $  7,621            $ 58,816

Costs and expenses:
Cost of goods sold                                       17,762                   73               1,412              19,247
Marketing and sales                                      10,216                   50               1,757              12,023
Fulfillment and distribution                              3,810                   38                 319               4,167
General and administrative                                5,999                  108                 303               6,410
Amortization of pre-publication costs                     3,266                   76                 363               3,705
Depreciation and amortization of
  property and equipment                                    616                 (229)                 26                 413
Amortization of intangibles                                 148                  320                 366                 834
                                                       --------             --------            --------            --------
Total costs and expenses                                 41,817                  436               4,546              46,799
                                                       --------             --------            --------            --------
Income(loss) from operations                              9,075                 (133)              3,075              12,017

Other (income)/expense:
Interest expense                                         11,883                  (39)              1,639              13,483
Interest income                                            (182)                  54                 128                  --
Amortization of deferred financing costs                    647                   --                  --                 647
Net (income)/loss from discontinued operations                3                   --                  --                   3
Other                                                       (66)                   4                  --                 (62)
                                                       --------             --------            --------            --------
Total other (income)/expense                             12,285                   19               1,767              14,071
                                                       --------             --------            --------            --------
Income(loss) before taxes                                (3,210)                (152)              1,308              (2,054)
                                                       --------             --------            --------            --------
Net Income(loss)                                       $ (3,210)            $   (152)           $  1,308            $ (2,054)
                                                       ========             ========            ========            ========


RECONCILIATION OF NET (LOSS) INCOME TO EBITDA
Net income(loss)                                       $ (3,210)            $   (152)           $  1,308            $ (2,054)
Interest expense and other                               12,285                   19               1,767              14,071
                                                       --------             --------            --------            --------
Income from operations                                    9,075                 (133)              3,075              12,017
Amortization of pre-publication costs                     3,266                   76                 363               3,705
Depreciation and amortization of property
  and equipment                                             616                 (229)                 26                 413
Amortization of intangibles                                 148                  320                 366                 834
                                                       --------             --------            --------            --------
   EBITDA                                                13,105                   34               3,830              16,969
Chelsea House inventory impairment                        2,095                   --                  --               2,095
Restructuring and related costs                             645                   --                  --                 645
                                                       --------             --------            --------            --------
   Adjusted EBITDA                                     $ 15,845             $     34            $  3,830            $ 19,709
                                                       ========             ========            ========            ========

(a)   Reflects our consolidated statements of operations

(b) Reflects the statement of operations of Buckle Down Publishing Company prior to its acquisition on April 15, 2004. Certain balances have been reclassified to conform to our presentation.

(c) Reflects the statement of operations of Options Publishing, Inc. prior to its acquisition on December 3, 2004. Certain balances have been reclassified to conform to our presentation.

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY PRO FORMA SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED JUNE 30, 2004
(IN THOUSANDS)

                                              K-12
                                          SUPPLEMENTAL   TEST-PREP AND                MEDICAL
                                           EDUCATION      INTERVENTION    LIBRARY    EDUCATION    CORPORATE    CONSOLIDATED
                                           ---------      ------------    -------    ---------    ---------    ------------
Revenue                                    $ 22,066         $ 15,378     $ 16,952     $  4,420     $     --      $ 58,816
Cost of goods sold                            7,721            3,171        7,131        1,224           --        19,247
Marketing and sales                           4,316            3,357        2,941        1,409           --        12,023
Fulfillment and distribution                  1,668              963        1,080          456           --         4,167
General and administrative                    1,767            1,456        1,314          543        1,330         6,410
Amortization of pre-publication costs         1,664            1,017          927           97           --         3,705
Depreciation expense                            203             (136)         169          125           52           413
Amortization of intangibles                       3              822            9           --           --           834
                                           --------         --------     --------     --------     --------      --------
Income (loss) from operations                 4,724            4,728        3,381          566       (1,382)       12,017
                                           ========         ========     ========     ========     ========      ========

RECONCILIATION OF OPERATING INCOME
TO EBITDA
Income (loss) from operations              $  4,724         $  4,728     $  3,381     $    566     $ (1,382)     $ 12,017
Amortization of pre-publication costs         1,664            1,017          927           97           --         3,705
Depreciation expense                            203             (136)         169          125           52           413
Amortization of intangibles                       3              822            9           --           --           834
                                           --------         --------     --------     --------     --------      --------
EBITDA                                        6,594            6,431        4,486          788       (1,330)       16,969
Chelsea House inventory impairment            2,095               --           --           --           --         2,095
Restructuring & related costs                   598               25           22           --           --           645
                                           --------         --------     --------     --------     --------      --------
Adjusted EBITDA                            $  9,287         $  6,456     $  4,508     $    788     $ (1,330)     $ 19,709
                                           ========         ========     ========     ========     ========      ========

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED SEPTEMBER 30, 2004
(IN THOUSANDS)


                                                     CONSOLIDATED                                                 CONSOLIDATED
                                                     HAIGHTS CROSS         BUCKLE DOWN           OPTIONS           PRO FORMA
                                                  COMMUNICATIONS, INC.  PUBLISHING COMPANY   PUBLISHING, INC.     HAIGHTS CROSS
                                                          (a)              PRO FORMA (b)      PRO FORMA (c)   COMMUNICATIONS, INC.
                                                          ---              -------------      --------------   --------------------
Revenue                                                $ 48,713             $     --            $  3,540            $ 52,253

Costs and expenses:
Cost of goods sold                                       14,438                   --                 584              15,022
Marketing and sales                                      10,549                   --               1,673              12,222
Fulfillment and distribution                              3,698                   --                 213               3,911
General and administrative                                5,703                   --                 297               6,000
Amortization of pre-publication costs                     2,774                   --                 363               3,137
Depreciation and amortization of property
  and equipment                                             615                   --                  31                 646
Amortization of intangibles                                 170                   --                 366                 536
                                                       --------             --------            --------            --------
Total costs and expenses                                 37,947                   --               3,527              41,474
                                                       --------             --------            --------            --------
Income from operations                                   10,766                   --                  13              10,779

Other (income)/expense:
Interest expense                                         12,207                   --               1,608              13,815
Interest income                                            (225)                  --                 225                  --
Amortization of deferred financing costs                    732                   --                  --                 732
Net loss from discontinued operations                        (2)                  --                  --                  (2)
Other                                                         8                   --                  (5)                  3
                                                       --------             --------            --------            --------
Total other (income)/expense                             12,720                   --               1,828              14,548
                                                       --------             --------            --------            --------
Loss before taxes                                        (1,954)                  --              (1,815)             (3,769)
                                                       --------             --------            --------            --------
Net loss                                               $ (1,954)            $     --            $ (1,815)           $ (3,769)
                                                       ========             ========            ========            ========


RECONCILIATION OF NET LOSS TO EBITDA
Net loss                                               $ (1,954)            $     --            $ (1,815)           $ (3,769)
Interest expense and other                               12,720                   --               1,828              14,548
                                                       --------             --------            --------            --------
Income from operations                                   10,766                   --                  13              10,779
Amortization of pre-publication costs                     2,774                   --                 363               3,137
Depreciation and amortization of property
  and equipment                                             615                   --                  31                 646
Amortization of intangibles                                 170                   --                 366                 536
                                                       --------             --------            --------            --------
   EBITDA                                                14,325                   --                 773              15,098
Restructuring and related costs                             173                   --                  --                 173
                                                       --------             --------            --------            --------
   Adjusted EBITDA                                     $ 14,498             $     --            $    773            $ 15,271
                                                       ========             ========            ========            ========

(a)   Reflects our consolidated statements of operations

(b) Reflects the statement of operations of Buckle Down Publishing Company prior to its acquisition on April 15, 2004. Certain balances have been reclassified to conform to our presentation.

(c) Reflects the statement of operations of Options Publishing, Inc. prior to its acquisition on December 3, 2004. Certain balances have been reclassified to conform to our presentation.

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY PRO FORMA SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED SEPTEMBER 30, 2004
(IN THOUSANDS)

                                              K-12
                                          SUPPLEMENTAL   TEST-PREP AND                MEDICAL
                                           EDUCATION      INTERVENTION    LIBRARY    EDUCATION    CORPORATE    CONSOLIDATED
                                           ---------      ------------    -------    ---------    ---------    ------------
Revenue                                     $16,036          $13,618      $16,955      $ 5,644      $    --       $52,253
Cost of goods sold                            4,038            2,905        6,739        1,340           --        15,022
Marketing and sales                           4,231            3,586        2,991        1,414           --        12,222
Fulfillment and distribution                  1,453              866        1,106          486           --         3,911
General and administrative                    1,084            1,514        1,101          541        1,760         6,000
Amortization of pre-publication costs         1,394              869          869            5           --         3,137
Depreciation expense                            191              105          173          127           50           646
Amortization of intangibles                       2              529            5           --           --           536
                                            -------          -------      -------      -------      -------       -------
Income (loss) from operations               $ 3,643          $ 3,244      $ 3,971      $ 1,731      $(1,810)      $10,779
                                            =======          =======      =======      =======      =======       =======

RECONCILIATION OF OPERATING INCOME
TO EBITDA
Income (loss) from operations               $ 3,643          $ 3,244      $ 3,971      $ 1,731      $(1,810)      $10,779
Amortization of pre-publication costs         1,394              869          869            5           --         3,137
Depreciation expense                            191              105          173          127           50           646
Amortization of intangibles                       2              529            5           --           --           536
                                            -------          -------      -------      -------      -------       -------
EBITDA                                        5,230            4,747        5,018        1,863       (1,760)       15,098
Restructuring & related costs                     6               73           94           --           --           173
                                            -------          -------      -------      -------      -------       -------
Adjusted EBITDA                             $ 5,236          $ 4,820      $ 5,112      $ 1,863      $(1,760)      $15,271
                                            =======          =======      =======      =======      =======       =======

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED DECEMBER 31, 2004
(IN THOUSANDS)

                                                     CONSOLIDATED                                                 CONSOLIDATED
                                                     HAIGHTS CROSS         BUCKLE DOWN           OPTIONS           PRO FORMA
                                                  COMMUNICATIONS, INC.  PUBLISHING COMPANY   PUBLISHING, INC.     HAIGHTS CROSS
                                                          (a)              PRO FORMA (b)      PRO FORMA (c)    COMMUNICATIONS, INC.
                                                          ---              -------------      --------------   --------------------
Revenue                                                $ 43,070             $     --            $  2,619            $ 45,689

Costs and expenses:
Cost of goods sold                                       13,848                   --                 357              14,205
Marketing and sales                                      11,186                   --               1,281              12,467
Fulfillment and distribution                              3,701                   --                 186               3,887
General and administrative                                7,365                   --                 396               7,761
Amortization of pre-publication costs                     3,170                   --                 243               3,413
Depreciation and amortization of property
  and equipment                                             673                   --                  18                 691
Amortization of intangibles                                 280                   --                 242                 522
                                                       --------             --------            --------            --------
Total costs and expenses                                 40,223                   --               2,723              42,946
                                                       --------             --------            --------            --------
Income(loss) from operations                              2,847                   --                (104)              2,743

Other (income)/expense:
Interest expense                                         12,687                   --               1,101              13,788
Interest income                                            (236)                  --                 236                  --
Amortization of deferred financing costs                    760                   --                  --                 760
Net loss from discontinued operations                     1,711                   --                  --               1,711
Other                                                       (19)                  --                  --                 (19)
                                                       --------             --------            --------            --------
Total other expense                                      14,903                   --               1,337              16,240
                                                       --------             --------            --------            --------
Loss before taxes                                       (12,056)                  --              (1,441)            (13,497)

Tax provision                                                47                   --                  --                  47
                                                       --------             --------            --------            --------
Net loss                                               $(12,103)            $     --            $ (1,441)           $(13,544)
                                                       ========             ========            ========            ========


RECONCILIATION OF NET LOSS TO EBITDA
Net loss                                               $(12,103)            $     --            $ (1,441)           $(13,544)
Interest expense and other                               14,950                   --               1,337              16,287
                                                       --------             --------            --------            --------
Income from operations                                    2,847                   --                (104)              2,743
Amortization of pre-publication costs                     3,170                   --                 243               3,413
Depreciation and amortization of property
  and equipment                                             673                   --                  18                 691
Amortization of intangibles                                 280                   --                 242                 522
                                                       --------             --------            --------            --------
   EBITDA                                                 6,970                   --                 399               7,369
Restructuring and related costs                             (91)                  --                  --                 (91)
                                                       --------             --------            --------            --------
   Adjusted EBITDA                                     $  6,879             $     --            $    399            $  7,278
                                                       ========             ========            ========            ========

(a)   Reflects our consolidated statements of operations

(b) Reflects the statement of operations of Buckle Down Publishing Company prior to its acquisition on April 15, 2004. Certain balances have been reclassified to conform to our presentation.

(c) Reflects the statement of operations of Options Publishing, Inc. prior to its acquisition on December 3, 2004. Certain balances have been reclassified to conform to our presentation.

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY PRO FORMA SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED DECEMBER 31, 2004
(IN THOUSANDS)

                                              K-12
                                          SUPPLEMENTAL   TEST-PREP AND                MEDICAL
                                           EDUCATION      INTERVENTION    LIBRARY    EDUCATION    CORPORATE    CONSOLIDATED
                                           ---------      ------------    -------    ---------    ---------    ------------
Revenue                                    $ 10,540         $ 11,591     $ 18,365     $  5,193     $     --      $ 45,689
Cost of goods sold                            2,957            2,603        7,169        1,476           --        14,205
Marketing and sales                           3,606            3,767        3,678        1,416           --        12,467
Fulfillment and distribution                  1,271              904        1,227          485           --         3,887
General and administrative                    1,357            2,347        1,278          567        2,212         7,761
Amortization of pre-publication costs         1,469              936          957           51           --         3,413
Depreciation expense                            197              115          201          128           50           691
Amortization of intangibles                       1              517            4           --           --           522
                                           --------         --------     --------     --------     --------      --------
Income (loss) from operations              $   (318)        $    402     $  3,851     $  1,070     $ (2,262)     $  2,743
                                           ========         ========     ========     ========     ========      ========

RECONCILIATION OF OPERATING INCOME
TO EBITDA
Income (loss) from operations              $   (318)        $    402     $  3,851     $  1,070     $ (2,262)     $  2,743
Amortization of pre-publication costs         1,469              936          957           51           --         3,413
Depreciation expense                            197              115          201          128           50           691
Amortization of intangibles                       1              517            4           --           --           522
                                           --------         --------     --------     --------     --------      --------
EBITDA                                        1,349            1,970        5,013        1,249       (2,212)        7,369
Restructuring & related costs                   (74)              59          (76)          --           --           (91)
                                           --------         --------     --------     --------     --------      --------
Adjusted EBITDA                            $  1,275         $  2,029     $  4,937     $  1,249     $ (2,212)     $  7,278
                                           ========         ========     ========     ========     ========      ========

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2004
(IN THOUSANDS)


                                                     CONSOLIDATED                                                 CONSOLIDATED
                                                     HAIGHTS CROSS         BUCKLE DOWN           OPTIONS           PRO FORMA
                                                  COMMUNICATIONS, INC.  PUBLISHING COMPANY   PUBLISHING, INC.     HAIGHTS CROSS
                                                          (a)              PRO FORMA (b)      PRO FORMA (c)    COMMUNICATIONS, INC.
                                                          ---              -------------      --------------   --------------------
Revenue                                               $ 182,238            $   2,721           $  18,259           $ 203,218

Costs and expenses:
Cost of goods sold                                       58,020                  634               3,187              61,841
Marketing and sales                                      41,035                  634               6,159              47,828
Fulfillment and distribution                             14,270                  295                 936              15,501
General and administrative                               24,568                  381               1,251              26,200
Amortization of pre-publication costs                    11,804                  540               1,332              13,676
Depreciation and amortization of property
  and equipment                                           2,485                   29                 101               2,615
Amortization of intangibles                                 598                  491               1,340               2,429
                                                      ---------            ---------           ---------           ---------
Total costs and expenses                                152,780                3,004              14,306             170,090
                                                      ---------            ---------           ---------           ---------
Income(loss) from operations                             29,458                 (283)              3,953              33,128

Other (income)/expense:
Interest expense                                         48,194                   --               5,980              54,174
Interest income                                            (777)                 103                 674                  --
Amortization of deferred financing costs                  2,937                   --                  --               2,937
Net loss from discontinued operations                     1,712                   --                  --               1,712
Other                                                       (74)                  --                 (21)                (95)
                                                      ---------            ---------           ---------           ---------
Total other expense                                      51,992                  103               6,633              58,728
                                                      ---------            ---------           ---------           ---------
Loss before taxes                                       (22,534)                (386)             (2,680)            (25,600)

Tax provision                                                47                   --                  --                  47
                                                      ---------            ---------           ---------           ---------
Net Income                                            $ (22,581)           $    (386)          $  (2,680)          $ (25,647)
                                                      =========            =========           =========           =========

RECONCILIATION OF NET LOSS TO EBITDA
Net loss                                              $ (22,581)           $    (386)          $  (2,680)          $ (25,647)
Interest expense and other                               52,039                  103               6,633              58,775
                                                      ---------            ---------           ---------           ---------
Income from operations                                   29,458                 (283)              3,953              33,128
Amortization of pre-publication costs                    11,804                  540               1,332              13,676
Depreciation and amortization of property
  and equipment                                           2,485                   29                 101               2,615
Amortization of intangibles                                 598                  491               1,340               2,429
                                                      ---------            ---------           ---------           ---------
   EBITDA                                                44,345                  777               6,726              51,848
Chelsea House inventory impairment                        2,095                   --                  --               2,095
Restructuring and related costs                           1,244                   --                  --               1,244
                                                      ---------            ---------           ---------           ---------
   Adjusted EBITDA                                    $  47,684            $     777           $   6,726           $  55,187
                                                      =========            =========           =========           =========

(a)   Reflects our consolidated statements of operations

(b) Reflects the statement of operations of Buckle Down Publishing Company prior to its acquisition on April 15, 2004. Certain balances have been reclassified to conform to our presentation.

(c) Reflects the statement of operations of Options Publishing, Inc. prior to its acquisition on December 3, 2004. Certain balances have been reclassified to conform to our presentation.

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2004
(IN THOUSANDS)

                                              K-12
                                          SUPPLEMENTAL   TEST-PREP AND                MEDICAL
                                           EDUCATION      INTERVENTION    LIBRARY    EDUCATION    CORPORATE    CONSOLIDATED
                                           ---------      ------------    -------    ---------    ---------    ------------
Revenue                                    $ 59,795         $ 55,401     $ 68,878     $ 19,144     $     --      $203,218
Cost of goods sold                           17,552           11,667       27,480        5,142           --        61,841
Marketing and sales                          15,359           14,449       12,497        5,523           --        47,828
Fulfillment and distribution                  5,531            3,674        4,459        1,837           --        15,501
General and administrative                    5,724            6,967        5,036        2,201        6,272        26,200
Amortization of pre-publication costs         5,774            4,090        3,564          248           --        13,676
Depreciation expense                            797              390          715          504          209         2,615
Amortization of intangibles                       6            2,405           18           --           --         2,429
                                           --------         --------     --------     --------     --------      --------
Income (loss) from operations              $  9,052         $ 11,759     $ 15,109     $  3,689     $ (6,481)     $ 33,128
                                           ========         ========     ========     ========     ========      ========

RECONCILIATION OF OPERATING INCOME
 TO EBITDA
Income (loss) from operations              $  9,052         $ 11,759     $ 15,109     $  3,689     $ (6,481)     $ 33,128
Amortization of pre-publication costs         5,774            4,090        3,564          248           --        13,676
Depreciation expense                            797              390          715          504          209         2,615
Amortization of intangibles                       6            2,405           18           --           --         2,429
                                           --------         --------     --------     --------     --------      --------
EBITDA                                       15,629           18,644       19,406        4,441       (6,272)       51,848
Chelsea House inventory impairment            2,095               --           --           --           --         2,095
Restructuring & related costs                   899              157          188           --           --         1,244
                                           --------         --------     --------     --------     --------      --------
Adjusted EBITDA                            $ 18,623         $ 18,801     $ 19,594     $  4,441     $ (6,272)     $ 55,187
                                           ========         ========     ========     ========     ========      ========

HAIGHTS CROSS COMMUNICATIONS, INC.
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED MARCH 31, 2005
(IN THOUSANDS)


                                                                CONSOLIDATED
                                                                HAIGHTS CROSS
                                                             COMMUNICATIONS, INC.
                                                             --------------------

Revenue                                                           $ 48,568

Costs and expenses:
Cost of goods sold                                                  14,740
Marketing and sales                                                 13,212
Fulfillment and distribution                                         3,824
General and administrative                                           6,536
Amortization of pre-publication costs                                3,704
Depreciation and amortization of property and equipment                440
Amortization of intangibles                                            799
                                                                  --------
Total costs and expenses                                            43,255
                                                                  --------
Income from operations                                               5,313

Other (income)/expense:
Interest expense                                                    13,736
Interest income                                                       (270)
Amortization of deferred financing costs                               883
Other                                                                    4
                                                                  --------
Total other expense                                                 14,353
                                                                  --------
Loss before taxes                                                   (9,040)

Tax provision                                                          129
                                                                  --------
Net loss                                                          $ (9,169)
                                                                  ========
RECONCILIATION OF NET LOSS TO EBITDA
Net loss                                                          $ (9,169)
Interest expense and other                                          14,482
                                                                  --------
Income from operations                                               5,313
Amortization of pre-publication costs                                3,704
Depreciation and amortization of property and equipment                440
Amortization of intangibles                                            799
                                                                  --------
   EBITDA                                                           10,256
Restructuring and related costs                                        188
                                                                  --------
   Adjusted EBITDA                                                $ 10,444
                                                                  ========

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED MARCH 31, 2005
(IN THOUSANDS)

                                              K-12
                                          SUPPLEMENTAL   TEST-PREP AND                MEDICAL
                                           EDUCATION      INTERVENTION    LIBRARY    EDUCATION    CORPORATE    CONSOLIDATED
                                           ---------      ------------    -------    ---------    ---------    ------------
Revenue                                     $11,403          $13,622      $19,459      $ 4,084      $    --       $48,568
Cost of goods sold                            3,223            2,951        7,434        1,132           --        14,740
Marketing and sales                           3,666            4,503        3,620        1,423           --        13,212
Fulfillment and distribution                  1,225              887        1,245          467           --         3,824
General and administrative                    1,269            1,781        1,377          695        1,414         6,536
Amortization of pre-publication costs         1,711              917          978           98           --         3,704
Depreciation expense                            208              112            5           72           43           440
Amortization of intangibles                       2              618          179           --           --           799
                                            -------          -------      -------      -------      -------       -------
Income (loss) from operations               $    99          $ 1,853      $ 4,621      $   197      $(1,457)      $ 5,313
                                            =======          =======      =======      =======      =======       =======

RECONCILIATION OF OPERATING INCOME
TO EBITDA
Income (loss) from operations               $    99          $ 1,853      $ 4,621      $   197      $(1,457)      $ 5,313
Amortization of pre-publication costs         1,711              917          978           98           --         3,704
Depreciation expense                            208              112            5           72           43           440
Amortization of intangibles                       2              618          179           --           --           799
                                            -------          -------      -------      -------      -------       -------
EBITDA                                        2,020            3,500        5,783          367       (1,414)       10,256
Restructuring & related costs                    --              124           64           --           --           188
                                            -------          -------      -------      -------      -------       -------
Adjusted EBITDA                             $ 2,020          $ 3,624      $ 5,847      $   367      $(1,414)      $10,444
                                            =======          =======      =======      =======      =======       =======